Exhibit 99.2

 2  Safe Harbor Statement  New slide  This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us.   Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “may,” and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements.   Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and associated Federal Reserve policies, a potential economic recession, and the impact of inflation on our business; industry changes, including the impact of consolidations, alternative energy sources, technological advances, infrastructure constraints and changes in competition; changes in global trade policies and tariffs; global and domestic supply chain disruptions; actions taken by third-party operators, producers, processors, transporters and gatherers; changes in expected production from Expand Energy and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation, sand mining, and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; our ability to successfully and timely implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; our ability to realize the anticipated benefits of the Midwest Pipeline Acquisition and our ability to manage the risks of the Midwest Pipeline Acquisition; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; the effectiveness of our information technology and operational technology systems and practices to detect and defend against evolving cyber attacks on United States critical infrastructure; changing laws regarding cybersecurity and data privacy, and any cybersecurity threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; geologic and reservoir risks and considerations; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the impacts of geopolitical events, including the conflicts/tensions in Venezuela, Ukraine and the Middle East; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; the effects and associated cost of compliance with existing and future laws and governmental regulations, such as the Inflation Reduction Act and the One Big Beautiful Bill Act; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to pipeline safety, climate change and greenhouse gas emissions; changes in laws and regulations or enforcement policies, including those relating to construction and operation of new interstate gas pipelines, ratemaking to which our pipelines may be subject, or other non-environmental laws and regulations; our ability to qualify for federal income tax credits; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the success of our risk management strategies; the suspension, reduction or termination of our customers’ obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025 and our reports and registration statements filed from time to time with the SEC.  The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled “Risk Factors” in our Annual Report for the year ended December 31, 2025, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements.  Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

DTM Provides a Distinctive Investment Opportunity

Premium, high-quality, pure play natural gas attributes compared to peers

Leading Organic Growth
$3.4B project backlog

High-Quality Portfolio Mix
~70% Pipeline segment

Premier Geographic Presence
Growing power and LNG demand

Durable Contracting
~95% demand-based contracts[1], ~8-year average[2] contract tenor

Investment Grade
2.9x on-balance sheet / 3.5x proportional 2026E YE leverage

Peer-leading Dividend and Adjusted EBITDA Growth



Dividend CAGR
2021-2025
8%
2%
DTM[3]
Gas-Focused Peers[4]



Adjusted EBITDA[5] CAGR
2021-2025
12%
6%
DTM[3]
Gas-Focused Peers[4]

Differentiated Business Mix and Backlog



Business Mix as % of 2025 EBITDA[6]
Pipeline
70%
30%
Gathering



Project Backlog as % of 2025 EBITDA
Backlog 75% Pipeline Projects
300%
260%
DTM
Peer Average[7]

1. Represents % of 2025 revenue contribution comprised of demand, Minimum Volume Commitments (MVCs) or flowing gas/proved developed producing reserves
2. Overall portfolio weighted average contract tenor as of 12/31/2025
3. DTM 2025 dividend based on annualized Q1 2025 Board-approved dividend ($0.82/share); DTM 2021-2025 Adjusted EBITDA CAGR based on 2021 original guidance to 2025 actual
4. Peer average of gas-focused peers (WMB, KMI, AM, TRP, ENB)
5. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix
6. Represents 2025 Pipeline and Gathering segment Adjusted EBITDA contributions
7. Peer average includes WMB, KMI, TRP, ENB; Source: Peer company filings as of 2/13/2026

DT Midstream

3

 4  2025 Year in Review  Continuing our track record of best-in-class execution  Exceeded Adjusted EBITDA Guidance  Integrated Midwest Pipelines  LEAP Phase 4   Expansion   In-service  Early  Record   High   Gathering Volumes   Achieved Investment Grade

2025 Year in Review: Financial Results

Strong financial performance across all key metrics

Adjusted EBITDA and Cash Flow

$1.138 billion
2025 Adjusted EBITDA[1]

17% YoY

$831 million
2025 Distributable Cash Flow[2]

14% YoY

Return of Capital

12%
YoY dividend growth[3]

~2.6x
Dividend coverage ratio[4]

Growth Investments

>$1 billion
Organic opportunities advanced from project backlog

80%
Pipeline projects

Balance Sheet

Investment Grade
With all three major credit rating agencies

3.0x / 3.7x
2025 YE on-balance sheet / proportionate leverage

1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix
2. Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in the appendix
3. Represents annualized dividend per share growth from 2024 to 2025
4. Represents Distributable Cash Flow divided by annualized approved quarterly dividend. Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in the appendix

DT Midstream
5

 Assumes dividend reinvestment; from 7/1/2021 to 2/11/2026  6  Strategic Accomplishments Since Spin  Disciplined execution of focused strategy delivers exceptional results  Increase pipeline segment    Jul   2021  Dec   2025  Dec  2022  Dec   2024  Dec   2023  Dec  2021  Diversify customer base    Achieve Investment Grade    Grow dividend    Maintain contract tenor    07/01/2021  DT Midstream Spin  $38.65 Opening Trade  ~280% Total Shareholder Return1  $20  $40  $60  $80  $100  $120  $140  DTM  AMNA  S&P 500  DTM  Increase size and scale    $/share

 2021 original  guidance  2021  2022  2023  2024  2025  +12% CAGR  Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  DTM Adjusted EBITDA growth from 2021 original guidance at spin-off through 2025 actual  Peer average growth of gas focused peers (WMB, KMI, AM, TRP, ENB) from 2021 actual Adjusted EBITDA  7  Delivering High-Quality Growth  Strong, durable growth with a proven track record  Historical Adjusted EBITDA1  (millions)  Well positioned assets and take-or-pay contract structures consistently deliver best-in-class results    Gas-focused peers3  12%  6%  Relative Growth vs. Peers  2021-2025 Adjusted EBITDA CAGR2

 Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  8  Full Year 2025 Financial Results  27% growth in the pipeline segment  2024  2025  $969  $1,138  +17%  Pipeline  Gathering  Pipeline  Midwest Pipeline Acquisition, higher LEAP and W10 storage revenue   Gathering  Record high volumes on Blue Union and Tioga, partially offset by lower volumes on Susquehanna and Appalachia  ~27%  ~1%  Adjusted EBITDA1  (millions)  Year-over-Year  Growth

Capital Project Backlog Opportunities Expand to ~$3.4 billion

50% increase, highly concentrated in pipeline projects

DTM Organic Project Backlog[1], $B


~50%
$2.3
$3.4
2025-2029
2026-2030

Backlog Project Composition


75%
Pipeline
20%
Gathering
Energy
Transition
5%[2]

Projects at 5-8x build multiples

Pipeline

Project	Contribution	Status
Midwestern Gas Transmission power plant lateral	Q1 2026	Under construction
Millennium R2R	Q1 2027	Precedent agreement
Phase 1 & 2 Interstate Pipelines Modernization	2H 2027 / 1H 2028	Under construction
Viking Gas Transmission expansion	Q4 2027	Under construction
Guardian Pipeline "G3" expansion	Q4 2028	Under construction
Vector pipeline expansion	2028	Precedent agreement
Stonewall/Appalachia Gathering power plant lateral	2030	Precedent agreement
NEXUS interconnections / laterals	2027-30	Pre-FID[3]
Interstate pipelines expansions	2028-30	Pre-FID
Haynesville System (LEAP) expansions	2028-30	Pre-FID
Storage development/expansion	2028-30	Pre-FID
Interstate pipelines power plant laterals	2027-30	Pre-FID
Modernization of interstate assets	2029-30	Pre-FID

Gathering

Project	Contribution	Status
Blue Union Gathering well pad expansions & buildout	2027-28	Pre-FID
Ohio Utica Gathering buildout	2027-28	Pre-FID
Tioga Gathering buildout	2028-29	Pre-FID
Appalachia Gathering System expansions	2027-30	Pre-FID

DT Midstream

1. Probability-adjusted
2. Pre-FID Louisiana CCS Project
3. Final investment decision

9

Entering a Period of Generational Investment Opportunities

Sizeable organic project backlog supports Adjusted EBITDA growth above long-term growth rate at the end of decade

Adjusted EBITDA[1]

(millions)



Elevated
Organic Growth
At end of decade
$1,095 - $1,155
$1,155 - $1,225
$1,225 - $1,295
5-7%
Structural long-term growth rate
2025 original guidance
2026 guidance
2027 early outlook
2030

Differentiated growth drivers

- Investments focused in **core natural gas pipeline** assets
- Backed by **long-term contracts** with **investment grade** customers
- FERC-pipeline investments provide **higher growth** toward end of decade
- Strong cash flows and healthy balance sheet **fully fund** growth plan, with headroom for **additional opportunities**

1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix

DT Midstream 10

Distinctive Dividend Growth

Consistent, secure dividend supported by growing Adjusted EBITDA

Annualized dividend



(per share)
+7.3%
3.52
3.28
2.40
8% CAGR
2021
2022
2023
2024
2025
2026[1]

Financial policy is to provide a growing and durable dividend

- Strong 2025 dividend coverage ratio[2] of ~2.6x
- Plan to continue to grow dividend in-line with Adjusted EBITDA[3]
- Maintain a dividend coverage ratio[2] above our 2.0x floor

1. Annualized Q1 2026 board approved dividend ($0.88/share)
2. The dividend coverage ratio represents Distributable Cash Flow divided by annualized approved quarterly dividend. Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in the appendix
3. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix

DT Midstream 11

Executing New Pipeline Growth Investments

Serving key demand markets

Reached FID[1]

Viking Pipeline Expansion

- 15 MMcf/d expansion of lateral serves load growth in Grand Forks, North Dakota
- Anchored by investment grade utility customer under a long-term, negotiated rate contract
- Q4 2027 expected in-service

Phase 2 Interstate Pipeline Modernization

- Focused on Midwestern Pipeline
- Improves reliability of capacity serving market corridor between Chicago and Nashville
- 1H 2028 expected in-service

Advancing towards FID

Vector Pipeline Expansion

- ~400 MMcf/d westbound capacity increase into Chicago
- Successful binding open season closed in January 2026
- Q4 2028 expected in-service

Millennium R2R Project

- Scaled to meet market need
- Executed contracts totaling 70 MMcf/d under negotiated rates with two utilities and a power plant
- Q1 2027 expected full in-service

1. Final investment decision

DT Midstream 12

2026 Capital Plan is Largely Committed and 2027 is Advancing

Continued commercialization and execution of growth projects from our backlog

Growth capex



(millions)
Committed
New Commitments
Pre-FID
$420 - $480
~$390 Committed
$430
2026 guidance
2027

Organic, demand-driven, capital investments

- Increasing committed capital to reflect new projects reaching FID
- Total committed investments of ~$820 million over 2026 and 2027
- ~$1.6 billion[1] of projects have reached FID through 2030

1. See appendix for committed growth capex walk

13

 Source: Gas Daily; Price Hubs: Transco Zone 6 NY, Texas Eastern Zone M-2, Northern Ventura, Mich Con, Iroquois Zone 2, Emerson Viking, Chicago, Dawn Ontario, Tennessee Zone 1  14  Strong market signals support the need for new capacity  Peak prices and record utilization this winter creates an opportunity for our pipelines  Record high utilization across multiple assets this winter  All-time record withdrawals from our gas storage complex  Peak day flows across Interstate Pipelines  Customers with transport capacity were able to access more affordable supply  January 2026 Peak Gas Prices for Select Hubs ($/MMBtu)  1/13  1/14  1/15  1/16  1/17  1/18  1/19  1/20  1/21  1/22  1/23  1/24  1/25  1/26  1/27  1/28  1/29  1/30  1/31  2/1  2/2  2/3  2/4  2/5  2/6  2/7  2/8  2/9  2/10  2/11  2/12  Chicago  Ontario  Emerson  New England  Michigan  Twin Cities  Appalachia  New York  Tennessee   Twin Cities  $70.94   Chicago  $65.65   Michigan  $63.00   Ontario  $69.67   Emerson  $20.41  New England  $179.17   New York  $142.81   Tennessee  $56.99   Appalachia  $52.45

 Includes Illinois, Indiana, Kentucky, Michigan, Minnesota, Ohio, Tennessee and Wisconsin  Assumes 1 GW = 0.15 Bcf/d of natural gas  Source: S&P Global Commodity Insights North American Power Market Outlook, December 2025  15  Strategically Located Assets to Serve Power Demand Growth  Coal retirements will drive growth in natural gas demand  35 GW  summer   capacity  Forecasted Coal Plant Retirements1   2026-2040   +5 Bcf/d  Potential Natural Gas Demand2

Extensive Interstate Network Adjacent to Growing Utility Demand

Data center opportunities accelerating Upper Midwest natural gas demand


Utility Announced Data Center & Large Load Opportunities
Manitoba, Canada
Ontario, Canada
Minnesota
North Dakota
South Dakota
Wisconsin
Iowa
Nebraska
Illinois
Missouri
Kentucky
Tennessee
New York
Pennsylvania
West Virginia
Virginia
North Carolina
Viking Gas Transmission
Guardian Pipeline
Washington 10 Storage Complex
Vector Pipeline
Generation Pipeline
NEXUS Gas Transmission Pipeline
Appalachia Gathering System
Ohio Utica Gathering System
Stonewall Gas Gathering Lateral Pipeline
Midwestern Gas Transmission
11 GW
16 GW
12 GW
10 GW
DTM PIPELINE ASSETS
STORAGE ASSETS
MISO MARKET
PJM MARKET

~50 GW
Utility Announced Opportunities

~7.5 Bcf/d
Natural Gas Demand[1]

Forecasted Total Annual Power Demand (TWh)


MISO[2]
+16%
684
794
2025
2030
PJM[3]
+15%
824
949
2025
2030

1. Assumes 1 GW = 0.15 Bcf/d natural gas demand
2. Midcontinent Independent System Operator, Inc.
3. PJM Interconnection LLC, RTO Region

Source: Utility company announcements, S&P Global Commodity Insights North American Power Market Outlook, December 2025

DT Midstream

16

 Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 103 million shares outstanding - diluted  Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in the appendix  Includes contribution to equity method investees  17  2026/2027 Guidance Summary  (millions, except EPS)  Guidance  2026 Adjusted EBITDA1  $1,155 - $1,225  2026 Operating Earnings2  $455 - $495  2026 Operating EPS2  $4.42 - $4.82  2026 Distributable Cash Flow3  $830 - $890  2026 Capital Investment4  $490 - $570  Growth Capital  $420 - $480  Maintenance Capital  $70 - $90  2027 Adjusted EBITDA (early outlook)   $1,225 - $1,295

 18  Appendix

 Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in this appendix  Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 103 million shares outstanding – diluted for 2025 and approximately 98 million shares outstanding – diluted for 2024  Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in this appendix  Includes contribution to equity method investees   2024 growth capital reflects total DT Midstream capital spend of $320 million less contributions from customers of $19 million plus $1.2 billion related to the Midwest Pipeline Acquisition  2025 growth capital reflects total DT Midstream capital spend of $369 million less contributions from customers of $17 million  19  Full-Year Financial Results  (millions, except EPS)  2024  2025  Change  Adjusted EBITDA1  $969  $1,138  17%  Pipeline segment  $621  $786  27%  Gathering segment  $348  $352  1%  Operating Earnings2  $375  $441  18%  Operating EPS2  $3.81  $4.30  13%  Distributable Cash Flow3  $727  $831  14%  Growth Capital4  $1,5015  $3526  Maintenance Capital  $30  $62

 Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 103 million shares outstanding – diluted on December 31, 2025 and September 30, 2025  Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in the appendix  Includes contribution to equity method investees   Growth capital reflects DT Midstream capital spend of $110 million less $7 million contribution from customers received in Q4 2025  Growth capital reflects DT Midstream capital spend of $119 million less $4 million contribution from customers received in Q3 2025  20  Quarterly Financial Results  Three months ended   (millions, except EPS)  December 31, 2025  September 30, 2025  Key drivers  Adjusted EBITDA1  $293  $288  Pipeline segment  $200  $195  Higher revenue on pipeline joint ventures and LEAP  Gathering segment  $93  $93  Higher revenue due to higher volumes offset by higher maintenance  Operating Earnings2  $111  $115  Operating EPS2  $1.08  $1.13  Distributable Cash Flow3  $162  $262  Cash interest expense in Q4  Growth Capital4  $1035  $1156  Maintenance Capital  $29  $19

 21  Gathering Volume Summary  Record high total Haynesville and Northeast gathered volumes in Q4  Q4 2024  Q1 2025  Q2 2025  Q3 2025  Q4 2025  +34%  Haynesville throughput  (bcf/d)  Q4 2024  Q1 2025  Q2 2025  Q3 2025  Q4 2025  1.37  1.30  1.17  1.09  1.28  Northeast throughput  (bcf/d)  Appalachia Gathering  Susquehanna Gathering  Tioga Gathering  Ohio Utica Gathering  Blue Union Gathering  February 2026 month-to-date volume average is ~2 Bcf/day

 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in this appendix  22  Diversified Asset Base Anchored by Regulated Pipelines  Pipeline segment increased to 70% of the business in 2025   2025 Business Mix   LEAP 14%  Millennium 10%  NEXUS 9%  Stonewall 8%  Guardian 5%  W10 Storage 6%  Bluestone 5%  Viking  4%  4%  Midwestern  Vector  3%  Michigan 1%  Birdsboro  <1%  Blue Union 13%  AGS 8%  Susquehanna 7%  2%  Tioga  OH Utica <1%  (% of total 2025 Adjusted EBITDA2)  Highly contracted asset portfolio supports stable cash flows  Pipeline assets contracted long-term with take-or-pay contracts  Gathering assets contracted long-term significant minimum volume commitments (MVCs)  Acreage dedications  Rate escalators tied to inflation  Gathering 30%  Pipeline 70%

Committed Growth Capex

~50% of $3.4 billion organic project backlog committed

Growth capex

(billions)


~$1.6
-$0.3
~$0.1
~$0.2
~$1.6
2025-2029 Committed growth capex (Q3 2025 disclosure)
2025 Capex placed in-service
2025 Capex not yet in-service
2026-2030 New committed growth capex (Q4 2025 disclosure)
Total Committed growth capex

- Committed capital represents expected investment for all in progress projects not yet in-service

DT Midstream

23

 Growth Investment Projects in Progress  Continuing track record of completing growth investments early and on budget  In progress project updates  Stonewall to MVP and Appalachia Phase 3 expansions completed ahead of schedule and on budget  Reached FID for Viking Pipeline expansion and Phase 2 of Interstate Pipelines Modernization  Project1  Expected   in-service dates  Pipeline  Stonewall to Mountain Valley Pipeline (MVP) expansion  In-Service  Midwestern Gas Transmission power plant lateral  Q1 2026  Phase 1 Interstate Pipelines Modernization   2H 2027  Viking Pipeline expansion – New   Q4 2027  Phase 2 Interstate Pipelines Modernization - New   1H 2028  Guardian Pipeline “G3” expansion  Q4 2028  Gathering  Appalachia Gathering System expansion – Phase 3   In-Service  24  1. All projects listed have reached a final investment decision

 Represents dates by which pipelines must file rate cases  25  Phase 2 of Modernization on Interstate Pipelines Reaches FID  Continuing investment in modernization projects to enhance system efficiency and reliability   Second phase predominantly focused on Midwestern Pipeline  Modernization enhancements will improve system efficiency and reliability for customers  1H 2028 expected in-service date  Capital investment of $140 to $160 million will be recovered in next rate case  Additional modernization opportunities   Projects improve reliability and service quality for customers  Investments will be recovered in future rate cases  Rate Case Filing Timelines1  Guardian Pipeline  Midwestern Gas Transmission  Viking Gas Transmission  2H  2026  2H 2027  2H 2028

 Includes Allowance for Funds Used During Construction (AFUDC)  26  Executing on “G3” Guardian Pipeline Expansion  Preparing for FERC application filing  Map Update In Progress  “G3” expansion increases delivery capacity into upper Midwest markets  ~537 MMcf/d total expansion with expected Q4 2028 in-service date   Expansion will be completed via a combination of compression and looping  $850 to $930 million total capital investment1 at 5-6x build multiple  Anchored by precedent agreements with five investment-grade utilities  20-year contract terms  Negotiated rates  FERC application submission expected mid-2026  GUARDIAN PIPELINE  MIDWESTERN GAS TRANSMISSION  VECTOR PIPELINE  Joliet  ~537 MMcf/d  “G3” Expansion

LEAP Well Positioned for Future Expansions

Haynesville System current capacity of 2.1 Bcf/d, with expansion capability to ~4 Bcf/d

Integrated Haynesville system provides timely access to coming LNG demand

- Fully contracted by long-term take-or-pay agreements
- Competitive advantage through multiple market access at Gillis Hub
  - Adding 1 Bcf/d interconnect to Driftwood Line 200 (Woodside Louisiana LNG)
  - Increasing Cameron interconnect by 0.25 Bcf/d

Continuing discussions for additional expansions

- LEAP can be further expanded to ~4 Bcf/d to serve growing Gulf Coast LNG and industrial corridor demand
- Timing of future expansions will likely align with next wave of LNG in 2028-2030 timeframe



DTM assets
DTM treating plants
Electric compression
Acreage dedication
LNG facilities
Operational
Under development
2.1 Bcf/d Capacity
LEAP capacity (Bcf/d)
In-service
Original 1.0
Phase 1 expansion 0.3 Aug. 2023
Phase 2 expansion 0.4 Jan. 2024
Phase 3 expansion 0.2 Jun. 2024
Phase 4 expansion 0.2 Sep. 2025
Total 2.1
Expansion potential ~4
Texas
LNG Corridor
Gillis Hub
Woodside Louisiana LNG
Magnolia LNG
Lake Charles LNG
Cameron LNG
CP2
Calcasieu Pass
Port Arthur
Sabine Pass LNG
Golden Pass LNG
Common-wealth LNG
Henry Hub
Plaquemines
Delfin LNG

DT Midstream
27

Sources: Wood Mackenzie North America Gas Investment Horizon Outlook – November 2025  28  Strong US Demand and Production Fundamentals  Three-fourths of demand growth will be served by Haynesville and Appalachia production  U.S. Natural Gas Demand Forecast  2025  2030  49  63  +14 bcf/d  Production Forecast – DTM Basins  (bcf/d)  Haynesville   Appalachia  2025  2030  115  134  +19 Bcf/d  (bcf/d)  ResComm  Industrial  Power  LNG Exports  Net Mexican Exports  Other

 Interconnect provides a pathway to reach majority of terminals within the LNG corridor  Source: Wood Mackenzie North America Gas Investment Horizon Outlook – November 2025  29  Leading Competitive Market Position to Serve Growing LNG Demand   Competitive advantage from superior connectivity to basin supply and LNG markets  2025  2026  2027  2028  2029  2030  2031  2032  2033  2034  2035  +14 Bcf/d  Haynesville Supply Forecast (Bcf/d)  2025  2026  2027  2028  2029  2030  2031  2032  2033  2034  2035  +12 Bcf/d  DTM’s Haynesville System Direct LNG Market Connections (Bcf/d)  Sabine Pass  Cameron  Calcasieu Pass  Plaquemines  Golden Pass  Port Arthur  Woodside Louisiana  Existing/Future   LEAP Interconnect   Capacity (Bcf/d)  LNG terminal / market  Transco  0.5  Industrial / LNG corridor1  Cameron  0.25  Cameron LNG, Port Arthur LNG  Creole Trail  1.0  Sabine Pass LNG  Texas Eastern  0.75  Calcasieu Pass LNG  Targa  0.1  Industrial  TC Energy Gillis Access  1.0  Industrial / Plaquemines LNG, Calcasieu Pass LNG  Driftwood Line 200 (Future)  1.0  Louisiana LNG  Cameron Expansion (Future)  0.25  Cameron LNG, Port Arthur LNG  ~4.9 Bcf/d Downstream  Interconnectivity1  ~3.5 Bcf/d Receipt Capacity

 Weighted average interest rate on debt instruments as of December 31, 2025  Inclusive of capital lease interest expense  30  Joint Venture Debt Details  Annual debt paydown at Millennium and Vector  DTM proportionate share  End of year debt balances  Interest expense  Asset   (DTM ownership %)  2025  2026  2027  2025  2026  2027  Weighted average interest rate1  Maturity  NEXUS Pipeline   (50%)  $375  $375  $375  $21  $21  $21  5.56%  Bullets, 2028 through 2035  Millennium Pipeline  (52.5%)  $114  $99  $83  $9  $7  $6  5.87%  Fully amortized by 2032  $420  $420  $420  $25  $25  $25  5.88%  Bullets, 2029 through 2036   Total Millennium  $534  $519  $503  $34  $32  $31  Vector Pipeline  (40%)  $26  $25  $25  $22  $22  $22  4.62%  2034  2024 Issuance  Prior Issuance  ($ values in millions)

 31  Non-GAAP Definitions  Adjusted EBITDA and Distributable Cash Flow (DCF) are non-GAAP measures  New slide  Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding interest, taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting.     Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures.     Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies.  Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2026 or 2027 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF.

 32  Non-GAAP Definitions  Operating Earnings and Operating Earnings per share are non-GAAP measures  New slide  Use of Operating Earnings Information – Operating Earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that Operating Earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses Operating Earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses Operating Earnings to measure performance against budget and to report to the Board of Directors.   In this presentation, DT Midstream provides guidance for future period Operating Earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

 New slide  33  Non-GAAP Reconciliations  Reconciliation of Reported to Operating Earnings – DT Midstream Consolidated  Three Months Ended  December 31,  September 30,  2025  2025  Reported Earnings     Pre-tax Adjustments     Income Taxes (1)     Operating Earnings  Reported Earnings     Pre-tax Adjustments     Income Taxes (1)      Operating Earnings  (millions)  Adjustments  $ —   $ —   $ —   $ —   Net Income Attributable to DT Midstream     $ 111      $ —      $ —      $ 111      $ 115      $ —      $ —      $ 115   Year Ended  December 31,  December 31,  2025  2024  Reported Earnings     Pre-tax Adjustments     Income Taxes (1)     Operating Earnings  Reported Earnings     Pre-tax Adjustments     Income Taxes (1)     Operating Earnings  (millions)  Midwest Pipeline Acquisition Tax Impact  $ —   $ —   $ —   $ 22   A  Louisiana Tax Impact   —    —    —    (4)  B  Bridge Facility   —    —    4   C   (1)  Net Income Attributable to DT Midstream     $ 441      $ —   $ —      $ 441      $ 354      $ 4   $ 17      $ 375   (1)  Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments  Adjustments Key  A  State tax rate increase impact to deferred income tax expense due to Midwest Pipeline Acquisition  B  State tax rate reduction impact to deferred income tax expense due to enacted tax legislation  C  Bridge Facility interest expense related to funding Midwest Pipeline Acquisition

 Non-GAAP Reconciliations     New slide  Reconciliation of Reported to Operating Earnings per diluted share(1) – DT Midstream Consolidated  34  Three Months Ended  December 31,  September 30,  2025  2025  Reported Earnings     Pre-tax Adjustments     Income Taxes (2)     Operating Earnings  Reported Earnings     Pre-tax Adjustments     Income Taxes (2)     Operating Earnings         (per share)  Adjustments  $ —   $ —   $ —   $ —   Net Income Attributable to DT Midstream     $ 1.08      $ —      $ —      $ 1.08      $ 1.13      $ —   $ —      $ 1.13   Year Ended  December 31,  December 31,  2025  2024  Reported Earnings     Pre-tax Adjustments     Income Taxes (2)     Operating Earnings  Reported Earnings     Pre-tax Adjustments     Income Taxes (2)     Operating Earnings         (per share)  Midwest Pipeline Acquisition Tax Impact  $ —   $ —   $ —   $ 0.22   A  Louisiana Tax Impact   —    —    —    (0.04)  B  Bridge Facility   —    —    0.04   C   (0.01)  Net Income Attributable to DT Midstream     $ 4.30      $ —      $ —      $ 4.30      $ 3.60      $ 0.04   $ 0.17      $ 3.81   (1)  Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations  (2)  Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments  Adjustments Key  A  State tax rate increase impact to deferred income tax expense due to Midwest Pipeline Acquisition  B  State tax rate reduction impact to deferred income tax expense due to enacted tax legislation  C  Bridge Facility interest expense related to funding Midwest Pipeline Acquisition

 35     Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA  Non-GAAP Reconciliations  Three Months Ended  Year Ended  December 31,  September 30,  December 31,  December 31,  2025  2025  2025  2024  Consolidated  (millions)  Net Income Attributable to DT Midstream  $ 111   $ 115   $ 441   $ 354   Plus: Interest expense   41    40    161    153   Plus: Income tax expense   40    35    144    137   Plus: Depreciation and amortization   67    65    258    209   Plus: Loss from financing activities   —    —    —    5   Plus: EBITDA from equity method investees (1)   70    69    276    284   Less: Interest income   —    (1)   (2)   (7)  Less: Earnings from equity method investees   (37)   (34)   (138)   (162)  Less: Depreciation and amortization attributable to noncontrolling interests   (1)   (1)   (4)   (4)  Other   2    —    2    —   Adjusted EBITDA  $ 293   $ 288   $ 1,138   $ 969   (1)  Includes share of our equity method investees’ earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA.” A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows:  Three Months Ended  Year Ended  December 31,  September 30,  December 31,  December 31,  2025  2025  2025  2024  (millions)  Earnings from equity method investees  $ 37      $ 34   $ 138      $ 162   Plus: Depreciation and amortization attributable to equity method investees   19    22    82    82   Plus: Interest expense attributable to equity method investees   14    13    56    40   EBITDA from equity method investees  $ 70      $ 69   $ 276      $ 284

 36  Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment  Non-GAAP Reconciliations  Three Months Ended  Year Ended  December 31,  September 30,  December 31,  December 31,  2025  2025  2025  2024  Pipeline  (millions)  Net Income Attributable to DT Midstream  $ 93   $ 92   $ 370    276   Plus: Interest expense   13    14    51    47   Plus: Income tax expense   34    28    121    107   Plus: Depreciation and amortization   28    27    111    74   Plus: Loss from financing activities   —    —    —    3   Plus: EBITDA from equity method investees (1)   70    69    276    284   Less: Interest income   —    —    (1)   (4)  Less: Earnings from equity method investees   (37)   (34)   (138)   (162)  Less: Depreciation and amortization attributable to noncontrolling interests   (1)   (1)   (4)   (4)  Adjusted EBITDA  $ 200   $ 195   $ 786   $ 621   (1)  Includes share of our equity method investees’ earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA.” A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows:  Three Months Ended  Year Ended  December 31,  September 30,  December 31,  December 31,  2025  2025  2025  2024  (millions)  Earnings from equity method investees  $ 37      $ 34   $ 138      $ 162   Plus: Depreciation and amortization attributable to equity method investees   19    22    82    82   Plus: Interest expense attributable to equity method investees   14    13    56    40   EBITDA from equity method investees  $ 70      $ 69   $ 276      $ 284

 37  Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment  Non-GAAP Reconciliations  Three Months Ended  Year Ended  December 31,  September 30,  December 31,  December 31,  2025  2025  2025  2024  Gathering  (millions)  Net Income Attributable to DT Midstream  $ 18   $ 23   $ 71   $ 78   Plus: Interest expense   28    26    110    106   Plus: Income tax expense   6    7    23    30   Plus: Depreciation and amortization   39    38    147    135   Plus: Loss from financing activities   —    —    —    2   Less: Interest income   —    (1)   (1)   (3)  Other   2    —    2    —   Adjusted EBITDA  $ 93   $ 93   $ 352   $ 348

 Non-GAAP Reconciliations  38  Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow  Three Months Ended  Year Ended  December 31,  September 30,  December 31,  December 31,  2025  2025  2025  2024  Consolidated  (millions)  Net Income Attributable to DT Midstream  $ 111   $ 115   $ 441   $ 354   Plus: Interest expense   41    40    161    153   Plus: Income tax expense   40    35    144    137   Plus: Depreciation and amortization   67    65    258    209   Plus: Loss from financing activities   —    —    —    5   Plus: Adjustments for non-routine items (1)   —    —    —    (416)  Less: Earnings from equity method investees   (37)   (34)   (138)   (162)  Less: Depreciation and amortization attributable to noncontrolling interests   (1)   (1)   (4)   (4)  Plus: Dividends and distributions from equity method investees    48    61    187    633   Less: Cash interest expense   (76)   1    (151)   (140)  Less: Cash taxes   (2)   (1)   (5)   (12)  Less: Maintenance capital investment (2)   (29)   (19)   (62)   (30)  Distributable Cash Flow  $ 162   $ 262   $ 831   $ 727   (1)  Distributable Cash Flow calculation excludes certain items we consider non-routine. For the year ended December 31, 2024, adjustments for non-routine items included the $416 million Millennium financing distribution.  (2)  Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings.